EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.

(Preliminary)
American Express Company
Consolidated Statements of Income

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Non-interest revenues
Discount revenue	$4,869	$4,575	6%	$18,695	$17,739	5%
Net card fees	673	648	4	2,631	2,506	5
Travel commissions and fees	491	503	(2)	1,913	1,940	(1)
Other commissions and fees	626	578	8	2,414	2,317	4
Other	569	644	(12)	2,274	2,425	(6)
Total non-interest revenues	7,228	6,948	4	27,927	26,927	4
Interest income
Interest on loans	1,715	1,660	3	6,718	6,511	3
Interest and dividends on investment securities	48	53	(9)	201	246	(18)
Deposits with banks and other	19	24	(21)	86	97	(11)
Total interest income	1,782	1,737	3	7,005	6,854	2
Interest expense
Deposits	110	118	(7)	442	480	(8)
Long-term debt and other	353	426	(17)	1,516	1,746	(13)
Total interest expense	463	544	(15)	1,958	2,226	(12)
Net interest income	1,319	1,193	11	5,047	4,628	9
Total revenues net of interest expense	8,547	8,141	5	32,974	31,555	4
Provisions for losses
Charge card	199	211	(6)	789	742	6
Card Member loans	308	396	(22)	1,229	1,149	7
Other	21	31	(32)	92	99	(7)
Total provisions for losses	528	638	(17)	2,110	1,990	6
Total revenues net of interest expense after provisions for losses	8,019	7,503	7	30,864	29,565	4

Expenses
Marketing and promotion	809	722	12	3,043	2,890	5
Card Member rewards	1,717	1,857	(8)	6,457	6,282	3
Card Member services	188	197	(5)	767	772	(1)
Salaries and employee benefits	1,489	1,910	(22)	6,191	6,597	(6)
Professional services	830	871	(5)	3,102	2,963	5
Occupancy and equipment	510	486	5	1,904	1,823	4
Communications	97	99	(2)	379	383	(1)
Other, net	399	432	(8)	1,133	1,404	(19)
Total	6,039	6,574	(8)	22,976	23,114	(1)
Pretax income	1,980	929	#	7,888	6,451	22
Income tax provision	672	292	#	2,529	1,969	28
Net income	$1,308	$637	#	$5,359	$4,482	20
Net income attributable to common shareholders (A)	$1,297	$630	#	$5,312	$4,433	20
Effective tax rate	33.9%	31.4%		32.1%	30.5%

# - Denotes a variance of more than 100 percent.

(A) Represents net income, less earnings allocated to participating share awards of $11 million and $7 million for the three months ended December 31, 2013 and 2012, respectively, and $47 million and $49 million for the twelve months ended December 31, 2013 and 2012, respectively.

(Preliminary)
American Express Company
Condensed Consolidated Balance Sheets

(Billions)

	December 31,	December 31,
	2013	2012

Assets
Cash & cash equivalents	$19	$22
Accounts receivable	47	46
Investment securities	5	6
Loans	67	64
Other assets	15	15
Total assets	$153	$153

Liabilities and Shareholders' Equity
Customer deposits	$42	$40
Short-term borrowings	5	3
Long-term debt	55	59
Other liabilities	32	32
Total liabilities	134	134

Shareholders' Equity	19	19
Total liabilities and shareholders' equity	$153	$153

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Total revenues net of interest expense
U.S. Card Services	$4,388	$4,070	8%	$16,995	$16,046	6%
International Card Services	1,429	1,397	2	5,401	5,306	2
Global Commercial Services	1,238	1,215	2	4,853	4,749	2
Global Network & Merchant Services	1,447	1,390	4	5,513	5,271	5
	8,502	8,072	5	32,762	31,372	4
Corporate & Other	45	69	(35)	212	183	16

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,547	$8,141	5	$32,974	$31,555	4

Pretax income (loss)
U.S. Card Services	$1,292	$612	#	$4,994	$4,069	23
International Card Services	108	110	(2)	643	659	(2)
Global Commercial Services	287	142	#	1,244	960	30
Global Network & Merchant Services	632	557	13	2,469	2,219	11
	2,319	1,421	63	9,350	7,907	18
Corporate & Other	(339)	(492)	(31)	(1,462)	(1,456)	-

PRETAX INCOME	$1,980	$929	#	$7,888	$6,451	22

Net income (loss)
U.S. Card Services	$864	$423	#	$3,193	$2,592	23
International Card Services	103	95	8	631	634	-
Global Commercial Services	182	65	#	860	644	34
Global Network & Merchant Services	399	354	13	1,575	1,443	9
	1,548	937	65	6,259	5,313	18
Corporate & Other	(240)	(300)	(20)	(900)	(831)	8

NET INCOME	$1,308	$637	#	$5,359	$4,482	20

# - Denotes a variance of more than 100 percent.

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.22	$0.57	#	$4.91	$3.91	26%

Average common shares outstanding (millions)	1,067	1,110	(4)%	1,082	1,135	(5)%

DILUTED
Net income attributable to common shareholders	$1.21	$0.56	#	$4.88	$3.89	25%

Average common shares outstanding (millions)	1,073	1,116	(4)%	1,089	1,141	(5)%

Cash dividends declared per common share	$0.23	$0.20	15%	$0.89	$0.80	11%

Selected Statistical Information

	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Return on average equity (A)	27.8%	23.1%		27.8%	23.1%
Return on average common equity (A)	27.6%	22.8%		27.6%	22.8%
Return on average tangible common equity (A)	34.9%	29.2%		34.9%	29.2%
Common shares outstanding (millions)	1,064	1,105	(4)%	1,064	1,105	(4)%
Book value per common share	$18.32	$17.09	7%	$18.32	$17.09	7%
Shareholders' equity (billions)	$19.5	$18.9	3%	$19.5	$18.9	3%

# - Denotes a variance of more than 100 percent.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)
Card billed business (billions) (A):
United States	$169.1	$155.5	9%	$637.0	$590.7	8%
Outside the United States	84.9	80.0	6	315.4	297.7	6
Total	$254.0	$235.5	8	$952.4	$888.4	7
Total cards-in-force (B):
United States	53.1	52.0	2%	53.1	52.0	2%
Outside the United States	54.1	50.4	7	54.1	50.4	7
Total	107.2	102.4	5	107.2	102.4	5
Basic cards-in-force (B):
United States	41.1	40.3	2%	41.1	40.3	2%
Outside the United States	44.0	40.5	9	44.0	40.5	9
Total	85.1	80.8	5	85.1	80.8	5

Average discount rate (C)	2.48%	2.49%		2.51%	2.52%
Average basic Card Member spending (dollars) (D)	$4,292	$4,113	4%	$16,334	$15,720	4%
Average fee per card (dollars) (D)	$41	$40	3	$40	$39	3
Average fee per card adjusted (dollars) (D)	$44	$44	-	$44	$43	2

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business. Card billed business is reflected in the United States or outside the United States based on where the Card Member is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members. Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force. The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded was $64 million and $63 million for the quarters ended December 31, 2013 and 2012, respectively. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fees pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)
Worldwide Card Member receivables:
Total receivables	$44.2	$42.8	3%	$44.2	$42.8	3%
Loss reserves (millions):
Beginning balance	$396	$409	(3)%	$428	$438	(2)%
Provisions (A)	175	167	5	647	601	8
Other additions (B)	24	44	(45)	142	141	1
Net write-offs (C)	(162)	(153)	6	(669)	(640)	5
Other deductions (D)	(47)	(39)	21	(162)	(112)	45
Ending balance	$386	$428	(10)	$386	$428	(10)
% of receivables	0.9%	1.0%		0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	1.5%	1.8%		1.7%	1.9%
Net write-off rate (principal and fees) - USCS (E)	1.7%	1.9%		1.9%	2.1%
30 days past due as a % of total - USCS	1.6%	1.8%		1.6%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.12%	0.09%		0.12%	0.10%
90 days past billing as a % of total - ICS/GCS	1.0%	0.9%		1.0%	0.9%

Worldwide Card Member loans:
Total loans	$67.2	$65.2	3%	$67.2	$65.2	3%
Loss reserves (millions):
Beginning balance	$1,281	$1,459	(12)%	$1,471	$1,874	(22)%
Provisions (A)	290	362	(20)	1,114	1,031	8
Other additions (B)	18	34	(47)	115	118	(3)
Net write-offs - principal (C)	(253)	(310)	(18)	(1,141)	(1,280)	(11)
Net write-offs - interest and fees (C)	(37)	(36)	3	(150)	(157)	(4)
Other deductions (D)	(38)	(38)	-	(148)	(115)	29
Ending balance	$1,261	$1,471	(14)	$1,261	$1,471	(14)
Ending reserves - principal	$1,212	$1,423	(15)	$1,212	$1,423	(15)
Ending reserves - interest and fees	$49	$48	2	$49	$48	2
% of loans	1.9%	2.3%		1.9%	2.3%
% of past due	169%	182%		169%	182%
Average loans	$64.4	$62.9	2%	$63.3	$61.5	3%
Net write-off rate (principal only) (E)	1.6%	2.0%		1.8%	2.1%
Net write-off rate (principal, interest and fees) (E)	1.8%	2.2%		2.0%	2.3%
30 days past due loans as a % of total	1.1%	1.2%		1.1%	1.2%
Net interest income divided by average loans (F)	8.1%	7.5%		8.0%	7.5%
Net interest yield on Card Member loans (F)	9.3%	9.1%		9.3%	9.1%

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For Card Member receivables, includes net write-offs resulting from unauthorized transactions of $(43) million and $(41) million for the three months ended December 31, 2013 and 2012, respectively; foreign currency translation adjustments of $(1) million and $(2) million for the three months ended December 31, 2013 and 2012, respectively; and other items of $(3) million and $4 million for the three months ended December 31, 2013 and 2012, respectively. For Card Member loans, includes net write-offs resulting from unauthorized transactions of $(34) million and $(32) million for the three months ended December 31, 2013 and 2012, respectively; foreign currency translation adjustments of $(4) million and $(2) million for the three months ended December 31, 2013 and 2012, respectively; and other items of nil and $(4) million for the three months ended December 31, 2013 and 2012, respectively.

(E) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F) See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
American Express Company
Consolidated Statements of Income
(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Revenues
Non-interest revenues
Discount revenue	$4,869	$4,659	$4,729	$4,438	$4,575
Net card fees	673	658	647	653	648
Travel commissions and fees	491	490	495	437	503
Other commissions and fees	626	610	605	573	578
Other	569	601	567	537	644
Total non-interest revenues	7,228	7,018	7,043	6,638	6,948
Interest income
Interest on loans	1,715	1,698	1,622	1,683	1,660
Interest and dividends on investment securities	48	48	52	53	53
Deposits with banks and other	19	21	20	26	24
Total interest income	1,782	1,767	1,694	1,762	1,737
Interest expense
Deposits	110	111	107	114	118
Long-term debt and other	353	373	385	405	426
Total interest expense	463	484	492	519	544
Net interest income	1,319	1,283	1,202	1,243	1,193
Total revenues net of interest expense	8,547	8,301	8,245	7,881	8,141
Provisions for losses
Charge card	199	194	201	195	211
Card Member loans	308	282	364	275	396
Other	21	16	28	27	31
Total provisions for losses	528	492	593	497	638
Total revenues net of interest expense after provisions for losses	8,019	7,809	7,652	7,384	7,503

Expenses
Marketing and promotion	809	827	786	621	722
Card Member rewards	1,717	1,619	1,601	1,520	1,857
Card Member services	188	197	193	189	197
Salaries and employee benefits	1,489	1,544	1,543	1,615	1,910
Professional services	830	793	763	716	871
Occupancy and equipment	510	462	460	472	486
Communications	97	94	92	96	99
Other, net	399	269	219	246	432
Total	6,039	5,805	5,657	5,475	6,574
Pretax income	1,980	2,004	1,995	1,909	929
Income tax provision	672	638	590	629	292
Net income	$1,308	$1,366	$1,405	$1,280	$637
Net income attributable to common shareholders (A)	$1,297	$1,354	$1,392	$1,269	$630
Effective tax rate	33.9%	31.8%	29.6%	32.9%	31.4%

(A) Represents net income, less earnings allocated to participating share awards of $11 million for the quarter ended December 31, 2013, $12 million for the quarter ended September 30, 2013, $13 million for the quarter ended June 30, 2013, $11 million for the quarter ended March 31, 2013 and $7 million for the quarter ended December 31, 2012.

(Preliminary)
American Express Company
Financial Summary

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Total revenues net of interest expense
U.S. Card Services	$4,388	$4,286	$4,239	$4,082	$4,070
International Card Services	1,429	1,356	1,299	1,317	1,397
Global Commercial Services	1,238	1,221	1,231	1,163	1,215
Global Network & Merchant Services	1,447	1,379	1,384	1,303	1,390
	8,502	8,242	8,153	7,865	8,072
Corporate & Other	45	59	92	16	69

CONSOLIDATED TOTAL REVENUES NET OF INTEREST EXPENSE	$8,547	$8,301	$8,245	$7,881	$8,141

Pretax income (loss)
U.S. Card Services	$1,292	$1,257	$1,175	$1,270	$612
International Card Services	108	186	156	193	110
Global Commercial Services	287	341	333	283	142
Global Network & Merchant Services	632	608	647	582	557
	2,319	2,392	2,311	2,328	1,421
Corporate & Other	(339)	(388)	(316)	(419)	(492)

PRETAX INCOME	$1,980	$2,004	$1,995	$1,909	$929

Net income (loss)
U.S. Card Services	$864	$782	$743	$804	$423
International Card Services	103	142	208	178	95
Global Commercial Services	182	261	226	191	65
Global Network & Merchant Services	399	391	412	373	354
	1,548	1,576	1,589	1,546	937
Corporate & Other	(240)	(210)	(184)	(266)	(300)

NET INCOME	$1,308	$1,366	$1,405	$1,280	$637

(Preliminary)
American Express Company
Financial Summary (continued)

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
EARNINGS PER COMMON SHARE

BASIC
Net income attributable to common shareholders	$1.22	$1.26	$1.28	$1.15	$0.57

Average common shares outstanding (millions)	1,067	1,074	1,090	1,099	1,110

DILUTED
Net income attributable to common shareholders	$1.21	$1.25	$1.27	$1.15	$0.56

Average common shares outstanding (millions)	1,073	1,081	1,097	1,106	1,116

Cash dividends declared per common share	$0.23	$0.23	$0.23	$0.20	$0.20

Selected Statistical Information

	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Return on average equity (A)	27.8%	24.3%	23.6%	23.2%	23.1%
Return on average common equity (A)	27.6%	24.1%	23.4%	23.0%	22.8%
Return on average tangible common equity (A)	34.9%	30.6%	29.7%	29.3%	29.2%
Common shares outstanding (millions)	1,064	1,071	1,084	1,098	1,105
Book value per common share	$18.32	$17.94	$17.57	$17.56	$17.09
Shareholders' equity (billions)	$19.5	$19.2	$19.0	$19.3	$18.9

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity, a non-GAAP measure.

(Preliminary)
American Express Company
Selected Statistical Information

(Millions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Card billed business (billions) (A):
United States	$169.1	$158.2	$159.7	$150.0	$155.5
Outside the United States	84.9	78.0	78.0	74.5	80.0
Total	$254.0	$236.2	$237.7	$224.5	$235.5
Total cards-in-force (B):
United States	53.1	52.8	52.5	52.1	52.0
Outside the United States	54.1	52.6	51.8	51.1	50.4
Total	107.2	105.4	104.3	103.2	102.4
Basic cards-in-force (B):
United States	41.1	40.9	40.7	40.5	40.3
Outside the United States	44.0	42.6	41.8	41.1	40.5
Total	85.1	83.5	82.5	81.6	80.8

Average discount rate (C)	2.48%	2.52%	2.52%	2.52%	2.49%
Average basic Card Member spending (dollars) (D)	$4,292	$4,037	$4,097	$3,905	$4,113
Average fee per card (dollars) (D)	$41	$40	$40	$40	$40
Average fee per card adjusted (dollars) (D)	$44	$44	$44	$44	$44

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business. Card billed business is reflected in the United States or outside the United States based on where the Card Member is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee Card Members. Non-proprietary cards-in-force includes all cards that are issued and outstanding under network partnership agreements, except for retail co-brand Card Member accounts that have no out-of-store spend activity during the prior 12 month period.

(C) This calculation is designed to reflect pricing at merchants accepting general purpose American Express cards. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic Card Member spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs divided by average worldwide proprietary cards-in-force. The adjusted average fee per card, which is a non-GAAP measure, is computed in the same manner, but excludes amortization of deferred direct acquisition costs. The amount of amortization excluded for these periods was $64 million for the quarter ended December 31, 2013, $67 million for the quarter ended September 30, 2013, $66 million for the quarter ended June 30, 2013, $65 million for the quarter ended March 31, 2013 and $63 million for the quarter ended December 31, 2012. The Company presents adjusted average fee per card because the Company believes this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)
American Express Company
Selected Statistical Information (continued)

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Worldwide Card Member receivables:
Total receivables	$44.2	$43.5	$44.1	$43.4	$42.8
Loss reserves (millions):
Beginning balance	$396	$386	$410	$428	$409
Provisions (A)	175	158	160	154	167
Other additions (B)	24	36	41	41	44
Net write-offs (C)	(162)	(149)	(180)	(178)	(153)
Other deductions (D)	(47)	(35)	(45)	(35)	(39)
Ending balance	$386	$396	$386	$410	$428
% of receivables	0.9%	0.9%	0.9%	0.9%	1.0%
Net write-off rate (principal only) - USCS (E)	1.5%	1.4%	1.9%	2.0%	1.8%
Net write-off rate (principal and fees) - USCS (E)	1.7%	1.6%	2.1%	2.2%	1.9%
30 days past due as a % of total - USCS	1.6%	1.7%	1.6%	1.9%	1.8%
Net loss ratio (as a % of charge volume) - ICS/GCS	0.12%	0.11%	0.13%	0.12%	0.09%
90 days past billing as a % of total - ICS/GCS	1.0%	0.9%	0.8%	0.8%	0.9%

Worldwide Card Member loans:
Total loans	$67.2	$63.0	$63.1	$62.3	$65.2
Loss reserves (millions):
Beginning balance	$1,281	$1,342	$1,367	$1,471	$1,459
Provisions (A)	290	247	334	243	362
Other additions (B)	18	35	30	32	34
Net write-offs - principal (C)	(253)	(275)	(309)	(304)	(310)
Net write-offs - interest and fees (C)	(37)	(36)	(39)	(38)	(36)
Other deductions (D)	(38)	(32)	(41)	(37)	(38)
Ending balance	$1,261	$1,281	$1,342	$1,367	$1,471
Ending reserves - principal	$1,212	$1,234	$1,290	$1,316	$1,423
Ending reserves - interest and fees	$49	$47	$52	$51	$48
% of loans	1.9%	2.0%	2.1%	2.2%	2.3%
% of past due	169%	179%	188%	170%	182%
Average loans	$64.4	$63.0	$62.5	$62.8	$62.9
Net write-off rate (principal only) (E)	1.6%	1.7%	2.0%	1.9%	2.0%
Net write-off rate (principal, interest and fees) (E)	1.8%	2.0%	2.2%	2.2%	2.2%
30 days past due loans as a % of total	1.1%	1.1%	1.1%	1.3%	1.2%
Net interest income divided by average loans (F)	8.1%	8.1%	7.7%	8.0%	7.5%
Net interest yield on Card Member loans (F)	9.3%	9.4%	9.1%	9.5%	9.1%

(A) Provisions for principal (resulting from authorized transactions) and fee reserve components.

(B) Provisions for unauthorized transactions.

(C) Consists of principal (resulting from authorized transactions), interest and/or fees, less recoveries.

(D) For Card Member receivables, includes net write-offs resulting from unauthorized transactions of $(43) million for the three months ended December 31, 2013, $(37) million for the three months ended September 30, 2013, $(40) million for the three months ended June 30, 2013, $(40) million for the three months ended March 31, 2013 and $(41) million for the three months ended December 31, 2012; foreign currency translation adjustments of $(1) million for the three months ended December 31, 2013, $3 million for the three months ended September 30, 2013, $(4) million for the three months ended June 30, 2013, $(2) million for the three months ended March 31, 2013 and $(2) million for the three months ended December 31, 2012; and other items of $(3) million for the three months ended December 31, 2013, $(1) million for the three months ended September 30, 2013, $(1) million for the three months ended June 30, 2013, $7 million for the three months ended March 31, 2013 and $4 million for the three months ended December 31, 2012. For Card Member loans, includes net write-offs resulting from unauthorized transactions of $(34) million for the three months ended December 31, 2013, $(34) million for the three months ended September 30, 2013, $(30) million for the three months ended June 30, 2013, $(32) million for the three months ended March 31, 2013 and $(32) million for the three months ended December 31, 2012; foreign currency translation adjustments of $(4) million for the three months ended December 31, 2013, $3 million for the three months ended September 30, 2013, $(10) million for the three months ended June 30, 2013, $(1) million for the three months ended March 31, 2013 and $(2) million for the three months ended December 31, 2012; and other items of nil for the three months ended December 31, 2013, $(1) million for the three months ended September 30, 2013, $(1) million for the three months ended June 30, 2013, $(4) million for the three months ended March 31, 2013 and $(4) million for the three months ended December 31, 2012.

(E) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(F) See Appendix III for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$3,132	$2,903	8%	$12,123	$11,469	6%
Interest income	1,417	1,364	4	5,565	5,342	4
Interest expense	161	197	(18)	693	765	(9)
Net interest income	1,256	1,167	8	4,872	4,577	6
Total revenues net of interest expense	4,388	4,070	8	16,995	16,046	6
Provisions for losses	346	477	(27)	1,417	1,429	(1)
Total revenues net of interest expense after provisions for losses	4,042	3,593	12	15,578	14,617	7
Expenses
Marketing, promotion, rewards and Card Member services	1,789	1,888	(5)	6,825	6,552	4
Salaries and employee benefits and other operating expenses	961	1,093	(12)	3,759	3,996	(6)
Total	2,750	2,981	(8)	10,584	10,548	-
Pretax segment income	1,292	612	#	4,994	4,069	23
Income tax provision	428	189	#	1,801	1,477	22
Segment income	$864	$423	#	$3,193	$2,592	23
Effective tax rate	33.1%	30.9%		36.1%	36.3%

# - Denotes a variance of more than 100 percent.

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Card billed business	$134.1	$123.3	9%	$501.0	$462.3	8%
Total cards-in-force (millions)	43.7	42.2	4%	43.7	42.2	4%
Basic cards-in-force (millions)	32.5	31.3	4%	32.5	31.3	4%
Average basic Card Member spending (dollars)	$4,138	$3,952	5%	$15,689	$14,986	5%

U.S. Consumer Travel:
Travel sales (millions)	$865	$907	(5)%	$3,967	$4,042	(2)%
Travel commissions and fees/sales	7.4%	7.8%		7.1%	7.6%

Total segment assets	$103.5	$98.3	5%	$103.5	$98.3	5%
Segment capital (millions) (A)	$9,269	$8,714	6%	$9,269	$8,714	6%
Return on average segment capital (B)	35.6%	28.8%		35.6%	28.8%
Return on average tangible segment capital (B)	37.0%	30.1%		37.0%	30.1%

Card Member receivables:
Total receivables	$21.8	$21.1	3%	$21.8	$21.1	3%
30 days past due as a % of total	1.6%	1.8%		1.6%	1.8%
Average receivables	$21.2	$20.1	5%	$20.6	$19.8	4%
Net write-off rate (principal only) (C)	1.5%	1.8%		1.7%	1.9%
Net write-off rate (principal and fees) (C)	1.7%	1.9%		1.9%	2.1%

Card Member loans:
Total loans	$58.4	$56.0	4%	$58.4	$56.0	4%
30 days past due loans as a % of total	1.1%	1.2%		1.1%	1.2%
Average loans	$55.8	$53.9	4%	$54.7	$52.8	4%
Net write-off rate (principal only) (C)	1.5%	2.0%		1.8%	2.1%
Net write-off rate (principal, interest and fees) (C)	1.7%	2.2%		2.0%	2.3%
Net interest income divided by average loans (D)	8.9%	8.6%		8.9%	8.7%
Net interest yield on Card Member loans (D)	9.2%	9.0%		9.2%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
U.S. Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Revenues
Discount revenue, net card fees and other	$3,132	$3,050	$3,063	$2,878	$2,903
Interest income	1,417	1,408	1,354	1,386	1,364
Interest expense	161	172	178	182	197
Net interest income	1,256	1,236	1,176	1,204	1,167
Total revenues net of interest expense	4,388	4,286	4,239	4,082	4,070
Provisions for losses	346	331	402	338	477
Total revenues net of interest expense after provisions for losses	4,042	3,955	3,837	3,744	3,593
Expenses
Marketing, promotion, rewards and Card Member services	1,789	1,756	1,735	1,545	1,888
Salaries and employee benefits and other operating expenses	961	942	927	929	1,093
Total	2,750	2,698	2,662	2,474	2,981
Pretax segment income	1,292	1,257	1,175	1,270	612
Income tax provision	428	475	432	466	189
Segment income	$864	$782	$743	$804	$423
Effective tax rate	33.1%	37.8%	36.8%	36.7%	30.9%

(Preliminary)
U.S. Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Card billed business	$134.1	$124.6	$125.6	$116.7	$123.3
Total cards-in-force (millions)	43.7	43.4	42.9	42.5	42.2
Basic cards-in-force (millions)	32.5	32.2	31.9	31.7	31.3
Average basic Card Member spending (dollars)	$4,138	$3,882	$3,954	$3,709	$3,952

U.S. Consumer Travel:
Travel sales	$0.9	$0.9	$1.2	$1.0	$0.9
Travel commissions and fees/sales	7.4%	7.9%	6.7%	6.4%	7.8%

Total segment assets	$103.5	$95.2	$96.5	$97.8	$98.3
Segment capital (A)	$9.3	$9.1	$8.7	$9.1	$8.7
Return on average segment capital (B)	35.6%	30.8%	29.9%	29.2%	28.8%
Return on average tangible segment capital (B)	37.0%	32.0%	31.2%	30.4%	30.1%

Card Member receivables:
Total receivables	$21.8	$20.3	$20.9	$20.4	$21.1
30 days past due as a % of total	1.6%	1.7%	1.6%	1.9%	1.8%
Average receivables	$21.2	$20.5	$20.5	$20.0	$20.1
Net write-off rate (principal only) (C)	1.5%	1.4%	1.9%	2.0%	1.8%
Net write-off rate (principal and fees) (C)	1.7%	1.6%	2.1%	2.2%	1.9%

Card Member loans:
Total loans	$58.4	$54.5	$54.6	$53.6	$56.0
30 days past due loans as a % of total	1.1%	1.1%	1.1%	1.2%	1.2%
Average loans	$55.8	$54.7	$54.0	$54.0	$53.9
Net write-off rate (principal only) (C)	1.5%	1.7%	2.0%	2.0%	2.0%
Net write-off rate (principal, interest and fees) (C)	1.7%	1.9%	2.2%	2.2%	2.2%
Net interest income divided by average loans (D)	8.9%	9.0%	8.7%	9.0%	8.6%
Net interest yield on Card Member loans (D)	9.2%	9.3%	9.1%	9.4%	9.0%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,229	$1,210	2%	$4,644	$4,561	2%
Interest income	288	289	-	1,118	1,147	(3)
Interest expense	88	102	(14)	361	402	(10)
Net interest income	200	187	7	757	745	2
Total revenues net of interest expense	1,429	1,397	2	5,401	5,306	2
Provisions for losses	120	99	21	444	330	35
Total revenues net of interest expense after provisions for losses	1,309	1,298	1	4,957	4,976	-
Expenses
Marketing, promotion, rewards and Card Member services	585	525	11	2,013	1,927	4
Salaries and employee benefits and other operating expenses	616	663	(7)	2,301	2,390	(4)
Total	1,201	1,188	1	4,314	4,317	-
Pretax segment income	108	110	(2)	643	659	(2)
Income tax provision	5	15	(67)	12	25	(52)
Segment income	$103	$95	8	$631	$634	-
Effective tax rate	4.6%	13.6%		1.9%	3.8%

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Card billed business	$35.5	$34.7	2%	$131.7	$128.9	2%
Total cards-in-force (millions)	15.7	15.6	1%	15.7	15.6	1%
Basic cards-in-force (millions)	10.7	10.6	1%	10.7	10.6	1%
Average basic Card Member spending (dollars)	$3,336	$3,280	2%	$12,429	$12,221	2%

International Consumer Travel:
Travel sales (millions)	$367	$367	-%	$1,420	$1,372	3%
Travel commissions and fees/sales	7.1%	7.4%		6.9%	7.2%

Total segment assets	$31.1	$31.8	(2)%	$31.1	$31.8	(2)%
Segment capital (millions) (A)	$3,132	$2,875	9%	$3,132	$2,875	9%
Return on average segment capital (B)	20.9%	21.8%		20.9%	21.8%
Return on average tangible segment capital (B)	38.8%	43.0%		38.8%	43.0%

Card Member receivables:
Total receivables	$7.8	$7.8	-%	$7.8	$7.8	-%
90 days past billing as a % of total	1.1%	0.9%		1.1%	0.9%
Net loss ratio (as a % of charge volume)	0.19%	0.16%		0.20%	0.16%

Card Member loans:
Total loans	$8.8	$9.2	(4)%	$8.8	$9.2	(4)%
30 days past due loans as a % of total	1.4%	1.5%		1.4%	1.5%
Average loans	$8.5	$8.9	(4)%	$8.5	$8.7	(2)%
Net write-off rate (principal only) (C)	1.8%	1.8%		1.9%	1.9%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.3%		2.3%	2.4%
Net interest income divided by average loans (D)	9.3%	8.3%		8.9%	8.5%
Net interest yield on Card Member loans (D)	10.0%	9.6%		9.9%	9.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
International Card Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Revenues
Discount revenue, net card fees and other	$1,229	$1,161	$1,130	$1,124	$1,210
Interest income	288	281	259	290	289
Interest expense	88	86	90	97	102
Net interest income	200	195	169	193	187
Total revenues net of interest expense	1,429	1,356	1,299	1,317	1,397
Provisions for losses	120	113	116	95	99
Total revenues net of interest expense after provisions for losses	1,309	1,243	1,183	1,222	1,298
Expenses
Marketing, promotion, rewards and Card Member services	585	498	478	452	525
Salaries and employee benefits and other operating expenses	616	559	549	577	663
Total	1,201	1,057	1,027	1,029	1,188
Pretax segment income	108	186	156	193	110
Income tax provision/(benefit)	5	44	(52)	15	15
Segment income	$103	$142	$208	$178	$95
Effective tax rate	4.6%	23.7%	-33.3%	7.8%	13.6%

(Preliminary)
International Card Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Card billed business	$35.5	$32.5	$32.3	$31.3	$34.7
Total cards-in-force (millions)	15.7	15.5	15.6	15.6	15.6
Basic cards-in-force (millions)	10.7	10.6	10.6	10.6	10.6
Average basic Card Member spending (dollars)	$3,336	$3,076	$3,058	$2,961	$3,280

International Consumer Travel:
Travel sales	$0.4	$0.4	$0.4	$0.3	$0.4
Travel commissions and fees/sales	7.1%	7.0%	6.8%	6.8%	7.4%

Total segment assets	$31.1	$30.4	$29.7	$31.1	$31.8
Segment capital (A)	$3.1	$3.1	$3.1	$3.0	$2.9
Return on average segment capital (B)	20.9%	20.8%	21.9%	20.9%	21.8%
Return on average tangible segment capital (B)	38.8%	39.1%	41.7%	40.3%	43.0%

Card Member receivables:
Total receivables	$7.8	$7.2	$7.2	$7.1	$7.8
90 days past billing as a % of total	1.1%	1.1%	1.1%	1.1%	0.9%
Net loss ratio (as a % of charge volume)	0.19%	0.21%	0.21%	0.18%	0.16%

Card Member loans:
Total loans	$8.8	$8.4	$8.4	$8.6	$9.2
30 days past due loans as a % of total	1.4%	1.5%	1.6%	1.7%	1.5%
Average loans	$8.5	$8.3	$8.5	$8.8	$8.9
Net write-off rate (principal only) (C)	1.8%	1.9%	1.9%	1.8%	1.8%
Net write-off rate (principal, interest and fees) (C)	2.2%	2.4%	2.4%	2.3%	2.3%
Net interest income divided by average loans (D)	9.3%	9.3%	8.0%	8.9%	8.3%
Net interest yield on Card Member loans (D)	10.0%	10.4%	9.2%	10.0%	9.6%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(C) The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, because the Company's practice is to include uncollectible interest and/or fees as part of its total provision for losses, a net write-off rate including principal, interest and/or fees is also presented.

(D) See Appendix IV for calculations of net interest yield on Card Member loans, a non-GAAP measure, and net interest income divided by average loans, a GAAP measure, and the Company's rationale for presenting net interest yield on Card Member loans.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Revenues
Discount revenue, net card fees and other	$1,298	$1,277	2%	$5,085	$4,995	2%
Interest income	4	3	33	13	11	18
Interest expense	64	65	(2)	245	257	(5)
Net interest expense	(60)	(62)	(3)	(232)	(246)	(6)
Total revenues net of interest expense	1,238	1,215	2	4,853	4,749	2
Provisions for losses	41	33	24	159	136	17
Total revenues net of interest expense after provisions for losses	1,197	1,182	1	4,694	4,613	2
Expenses
Marketing, promotion, rewards and Card Member services	162	148	9	604	579	4
Salaries and employee benefits and other operating expenses	748	892	(16)	2,846	3,074	(7)
Total	910	1,040	(13)	3,450	3,653	(6)
Pretax segment income	287	142	#	1,244	960	30
Income tax provision	105	77	36	384	316	22
Segment income	$182	$65	#	$860	$644	34
Effective tax rate	36.6%	54.2%		30.9%	32.9%

# - Denotes a variance of more than 100 percent.

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Card billed business	$45.0	$41.9	7%	$175.4	$166.4	5%
Total cards-in-force (millions)	7.1	7.0	1	7.1	7.0	1
Basic cards-in-force (millions)	7.1	7.0	1	7.1	7.0	1
Average basic Card Member spending (dollars)	$6,361	$5,978	6%	$24,924	$23,737	5%

Global Corporate Travel:
Travel sales (millions)	$4,793	$4,625	4%	$18,869	$18,894	-%
Travel commissions and fees/sales	8.3%	8.7%		8.1%	8.1%

Total segment assets	$19.2	$18.9	2%	$19.2	$18.9	2%
Segment capital (millions) (A)	$3,688	$3,625	2%	$3,688	$3,625	2%
Return on average segment capital (B)	23.6%	17.6%		23.6%	17.6%
Return on average tangible segment capital (B)	45.8%	35.1%		45.8%	35.1%

Card Member receivables:
Total receivables	$14.4	$13.7	5%	$14.4	$13.7	5%
90 days past billing as a % of total	0.9%	0.8%		0.9%	0.8%
Net loss ratio (as a % of charge volume)	0.08%	0.06%		0.08%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Commercial Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Revenues
Discount revenue, net card fees and other	$1,298	$1,277	$1,290	$1,220	$1,277
Interest income	4	3	3	3	3
Interest expense	64	59	62	60	65
Net interest expense	(60)	(56)	(59)	(57)	(62)
Total revenues net of interest expense	1,238	1,221	1,231	1,163	1,215
Provisions for losses	41	36	45	37	33
Total revenues net of interest expense after provisions for losses	1,197	1,185	1,186	1,126	1,182
Expenses
Marketing, promotion, rewards and Card Member services	162	148	144	150	148
Salaries and employee benefits and other operating expenses	748	696	709	693	892
Total	910	844	853	843	1,040
Pretax segment income	287	341	333	283	142
Income tax provision	105	80	107	92	77
Segment income	$182	$261	$226	$191	$65
Effective tax rate	36.6%	23.5%	32.1%	32.5%	54.2%

(Preliminary)
Global Commercial Services
Selected Statistical Information

(Billions, except percentages and where indicated)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Card billed business	$45.0	$43.2	$44.4	$42.8	$41.9
Total cards-in-force (millions)	7.1	7.1	7.0	7.0	7.0
Basic cards-in-force (millions)	7.1	7.1	7.0	7.0	7.0
Average basic Card Member spending (dollars)	$6,361	$6,139	$6,317	$6,105	$5,978

Global Corporate Travel:
Travel sales	$4.8	$4.5	$5.0	$4.7	$4.6
Travel commissions and fees/sales	8.3%	8.8%	7.9%	7.4%	8.7%

Total segment assets	$19.2	$20.5	$20.5	$20.5	$18.9
Segment capital (A)	$3.7	$3.6	$3.7	$3.6	$3.6
Return on average segment capital (B)	23.6%	20.4%	18.3%	18.0%	17.6%
Return on average tangible segment capital (B)	45.8%	39.9%	35.9%	35.2%	35.1%

Card Member receivables:
Total receivables	$14.4	$15.9	$15.9	$15.7	$13.7
90 days past billing as a % of total	0.9%	0.8%	0.7%	0.7%	0.8%
Net loss ratio (as a % of charge volume)	0.08%	0.06%	0.08%	0.08%	0.06%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)
Revenues
Discount revenue, fees and other	$1,373	$1,322	4%	$5,229	$5,005	4%
Interest income	9	7	29	32	23	39
Interest expense	(65)	(61)	7	(252)	(243)	4
Net interest income	74	68	9	284	266	7
Total revenues net of interest expense	1,447	1,390	4	5,513	5,271	5
Provisions for losses	14	21	(33)	69	74	(7)
Total revenues net of interest expense after provisions for losses	1,433	1,369	5	5,444	5,197	5
Expenses
Marketing, promotion, rewards and Card Member services	158	180	(12)	704	744	(5)
Salaries and employee benefits and other operating expenses	643	632	2	2,271	2,234	2
Total	801	812	(1)	2,975	2,978	-
Pretax segment income	632	557	13	2,469	2,219	11
Income tax provision	233	203	15	894	776	15
Segment income	$399	$354	13	$1,575	$1,443	9
Effective tax rate	36.9%	36.4%		36.2%	35.0%

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended			Years Ended
	December 31,		Percentage	December 31,		Percentage
	2013	2012	Inc/(Dec)	2013	2012	Inc/(Dec)

Global Card billed business (A)	$254.0	$235.5	8%	$952.4	$888.4	7%

Global Network & Merchant Services:
Total segment assets	$17.1	$16.5	4%	$17.1	$16.5	4%
Segment capital (millions) (B)	$1,952	$2,048	(5)%	$1,952	$2,048	(5)%
Return on average segment capital (C)	76.8%	68.6%		76.8%	68.6%
Return on average tangible segment capital (C)	84.9%	75.9%		84.9%	75.9%

Global Network Services:
Card billed business	$39.3	$35.1	12%	$144.1	$128.8	12%
Total cards-in-force (millions)	40.7	37.6	8%	40.7	37.6	8%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
Global Network & Merchant Services
Selected Income Statement Data

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
Revenues
Discount revenue, fees and other	$1,373	$1,309	$1,313	$1,234	$1,322
Interest income	9	8	8	7	7
Interest expense	(65)	(62)	(63)	(62)	(61)
Net interest income	74	70	71	69	68
Total revenues net of interest expense	1,447	1,379	1,384	1,303	1,390
Provisions for losses	14	13	22	20	21
Total revenues net of interest expense after provisions for losses	1,433	1,366	1,362	1,283	1,369
Expenses
Marketing, promotion, rewards and Card Member services	158	200	188	158	180
Salaries and employee benefits and other operating expenses	643	558	527	543	632
Total	801	758	715	701	812
Pretax segment income	632	608	647	582	557
Income tax provision	233	217	235	209	203
Segment income	$399	$391	$412	$373	$354
Effective tax rate	36.9%	35.7%	36.3%	35.9%	36.4%

(Preliminary)
Global Network & Merchant Services
Selected Statistical Information

(Billions, except percentages and where indicated)	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Global Card billed business (A)	$254.0	$236.2	$237.7	$224.5	$235.5

Global Network & Merchant Services:
Total segment assets	$17.1	$17.8	$22.6	$22.0	$16.5
Segment capital (B)	$2.0	$2.0	$2.1	$2.1	$2.0
Return on average segment capital (C)	76.8%	73.4%	71.0%	69.1%	68.6%
Return on average tangible segment capital (C)	84.9%	81.1%	78.4%	76.4%	75.9%

Global Network Services:
Card billed business	$39.3	$35.9	$35.8	$33.2	$35.1
Total cards-in-force (millions)	40.7	39.4	38.8	38.1	37.6

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements (non-proprietary billed business), and certain insurance fees charged on proprietary cards. In-store spend activity within retail co-brand portfolios in Global Network Services, from which the Company earns no revenue, is not included in non-proprietary billed business.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital, a non-GAAP measure.

(Preliminary)
American Express Company
Components of Return on Average Equity (ROE), Return on Average Common Equity (ROCE),
and Return on Average Tangible Common Equity (ROTCE)
Appendix I

(Millions)
	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

ROE

Net income	$5,359	$4,688	$4,572	$4,506	$4,482
Average shareholders' equity	$19,254	$19,289	$19,372	$19,426	$19,425
Return on average equity (A)	27.8%	24.3%	23.6%	23.2%	23.1%

Reconciliation of ROCE and ROTCE

Net income	$5,359	$4,688	$4,572	$4,506	$4,482
Earnings allocated to participating share awards and other	47	43	45	46	49
Net income attributable to common shareholders	$5,312	$4,645	$4,527	$4,460	$4,433

Average shareholders' equity	$19,254	$19,289	$19,372	$19,426	$19,425
Average common shareholders' equity	$19,254	$19,289	$19,372	$19,426	$19,425
Average goodwill and other intangibles	4,055	4,091	4,128	4,181	4,232
Average tangible common shareholders' equity	$15,199	$15,198	$15,244	$15,245	$15,193
Return on average common equity (A)	27.6%	24.1%	23.4%	23.0%	22.8%
Return on average tangible common equity (B)	34.9%	30.6%	29.7%	29.3%	29.2%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders’ equity/average common shareholders' equity, respectively.

(B) Return on average tangible common equity, a non-GAAP measure, is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity, a non-GAAP measure, excludes from average total shareholders' equity, average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Components of Return on Average Segment Capital (ROSC) and Return on Average Tangible Segment Capital (ROTSC)
Appendix II

(Millions)
	For the Twelve Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

U.S. Card Services
Segment income	$3,193	$2,752	$2,669	$2,644	$2,592
Average segment capital	$8,974	$8,940	$8,921	$9,053	$8,999
Average goodwill and other intangibles	334	345	357	368	379
Average tangible segment capital	$8,640	$8,595	$8,564	$8,685	$8,620
Return on average segment capital (A)	35.6%	30.8%	29.9%	29.2%	28.8%
Return on average tangible segment capital (A)	37.0%	32.0%	31.2%	30.4%	30.1%

International Card Services
Segment income	$631	$623	$645	$615	$634
Average segment capital	$3,024	$2,990	$2,946	$2,937	$2,909
Average goodwill and other intangibles	1,396	1,398	1,398	1,412	1,433
Average tangible segment capital	$1,628	$1,592	$1,548	$1,525	$1,476
Return on average segment capital (A)	20.9%	20.8%	21.9%	20.9%	21.8%
Return on average tangible segment capital (A)	38.8%	39.1%	41.7%	40.3%	43.0%

Global Commercial Services
Segment income	$860	$743	$665	$658	$644
Average segment capital	$3,647	$3,637	$3,639	$3,663	$3,649
Average goodwill and other intangibles	1,768	1,775	1,785	1,796	1,812
Average tangible segment capital	$1,879	$1,862	$1,854	$1,867	$1,837
Return on average segment capital (A)	23.6%	20.4%	18.3%	18.0%	17.6%
Return on average tangible segment capital (A)	45.8%	39.9%	35.9%	35.2%	35.1%

Global Network & Merchant Services
Segment income	$1,575	$1,530	$1,499	$1,459	$1,443
Average segment capital	$2,050	$2,084	$2,111	$2,110	$2,104
Average goodwill and other intangibles	195	197	199	201	203
Average tangible segment capital	$1,855	$1,887	$1,912	$1,909	$1,901
Return on average segment capital (A)	76.8%	73.4%	71.0%	69.1%	68.6%
Return on average tangible segment capital (A)	84.9%	81.1%	78.4%	76.4%	75.9%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital, a non-GAAP measure, is computed in the same manner as return on average segment capital except the computation of average tangible segment capital, a non-GAAP measure, excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business.

(Preliminary)
American Express Company
Net Interest Yield on Card Member Loans
Appendix III

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012

Net interest income	$1,319	$1,283	$1,202	$1,243	$1,193

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$279	$296	$295	$311	$324

Interest income not attributable to the Company's Card Member loan portfolio	$(91)	$(87)	$(88)	$(95)	$(91)

Adjusted net interest income (A)	$1,507	$1,492	$1,409	$1,459	$1,426

Average loans (billions)	$64.4	$63.0	$62.5	$62.8	$62.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.3)	$(0.3)	$(0.2)

Adjusted average loans (billions) (B)	$64.2	$62.8	$62.2	$62.5	$62.7

Net interest income divided by average loans (C)	8.1%	8.1%	7.7%	8.0%	7.5%
Net interest yield on Card Member loans (D)	9.3%	9.4%	9.1%	9.5%	9.1%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B) Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D) Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(Preliminary)
U. S. Card Services and International Card Services
Net Interest Yield on Card Member Loans
Appendix IV

(Millions)
	Quarters Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2013	2013	2013	2013	2012
USCS:
Net interest income	$1,256	$1,236	$1,176	$1,204	$1,167

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$43	$45	$47	$48	$51

Interest income not attributable to the Company's Card Member loan portfolio	$(2)	$(3)	$(2)	$(2)	$(2)

Adjusted net interest income (A)	$1,297	$1,278	$1,221	$1,250	$1,216

Average loans (billions)	$55.8	$54.7	$54.0	$54.0	$53.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans (billions)	$-	$-	$-	$-	$-

Adjusted average loans (billions) (B)	$55.8	$54.7	$54.0	$54.0	$53.9

Net interest income divided by average loans (C)	8.9%	9.0%	8.7%	9.0%	8.6%
Net interest yield on Card Member loans (D)	9.2%	9.3%	9.1%	9.4%	9.0%

ICS:
Net interest income	$200	$195	$169	$193	$187

Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio	$21	$23	$26	$23	$27

Interest income not attributable to the Company's Card Member loan portfolio	$(11)	$(6)	$(5)	$(7)	$(3)

Adjusted net interest income (A)	$210	$212	$190	$209	$211

Average loans (billions)	$8.5	$8.3	$8.5	$8.8	$8.9

Exclude:
Unamortized deferred card fees, net of direct acquisition costs of Card Member loans, and other (billions)	$(0.2)	$(0.2)	$(0.2)	$(0.3)	$(0.2)

Adjusted average loans (billions) (B)	$8.3	$8.1	$8.3	$8.5	$8.7

Net interest income divided by average loans (C)	9.3%	9.3%	8.0%	8.9%	8.3%
Net interest yield on Card Member loans (D)	10.0%	10.4%	9.2%	10.0%	9.6%

(A) Adjusted net interest income, a non-GAAP measure, represents net interest income allocated to the Company's Card Member loan portfolio excluding the impact of interest expense and interest income not attributable to the Company's Card Member loan portfolio. The Company believes adjusted net interest income is useful to investors because it is a component of net interest yield on Card Member loans.

(B) Adjusted average loans, a non-GAAP measure, represents average Card Member loans excluding the impact of deferred card fees, net of deferred direct acquisition costs of Card Member loans, and other. The Company believes adjusted average loans is useful to investors because it is a component of net interest yield on Card Member loans.

(C) This calculation includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on Card Member loans. The calculation includes interest income and interest expense attributable to investment securities and other interest-bearing deposits as well as to Card Member loans, and interest expense attributable to other activities, including Card Member receivables.

(D) Net interest yield on Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on Card Member loans includes interest that is deemed uncollectible. For all presentations of net interest yield on Card Member loans, reserves and net write-offs related to uncollectible interest are recorded through provisions for losses - Card Member loans; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.

(Preliminary)
American Express Company
Net Income and EPS Reconciliation
Appendix V

(Millions, except per share amounts)	Quarter Ended	Year Ended
	December 31, 2013	December 31, 2013

Net income:

Reported Net income	$1,308	$5,359

Q4'13 Merchant Litigation Settlement (after-tax)	$41	$41

Adjusted Net income (A)	$1,349	$5,400

Diluted EPS:

Reported Net income attributable to common shareholders	$1.21	$4.88

Q4'13 Merchant Litigation Settlement (after-tax)	$0.04	$0.03

Adjusted Net income attributable to common shareholders (A)	$1.25	$4.91

(A) Adjusted net income and adjusted net income attributable to common shareholders, which are non-GAAP measures, represent net income excluding the impact of the merchant litigation settlement recognized in Q4’13. The Company believes adjusted net income and adjusted net income attributable to common shareholders provide useful metrics to evaluate the ongoing operating performance of the Company.